UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2024
LPL Financial Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34963		20-3717839
(State or other jurisdictions of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

4707 Executive Drive,	San Diego,	California	92121
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:

(800)	877-7210
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.001 per share	LPLA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its 2024 annual meeting of stockholders (the “Annual Meeting”) on May 9, 2024. The stockholders of the Company considered and acted upon the following proposals at the Annual Meeting:

1. Election of Directors. By the vote reported below, the stockholders elected the following ten nominees to serve as directors of the Company for a term to end at the 2025 annual meeting of stockholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dan H. Arnold	66,582,976	309,869	16,988	3,695,473
Edward C. Bernard	66,769,575	117,492	22,766	3,695,473
H. Paulett Eberhart	65,571,202	1,314,441	24,190	3,695,473
William F. Glavin, Jr.	65,937,030	872,400	100,403	3,695,473
Albert J. Ko	66,778,317	110,061	21,455	3,695,473
Allison H. Mnookin	65,455,849	1,434,155	19,829	3,695,473
Anne M. Mulcahy	64,557,462	2,333,598	18,773	3,695,473
James S. Putnam	64,645,095	2,247,964	16,774	3,695,473
Richard P. Schifter	62,854,447	4,031,402	23,984	3,695,473
Corey E. Thomas	65,946,231	865,556	98,046	3,695,473

2. Ratification of the Appointment of Deloitte & Touche LLP. The stockholders ratified the appointment of Deloitte & Touche LLP by the audit and risk committee of the Board as the Company’s independent registered public accounting firm for the current fiscal year. 68,433,699 shares voted for the proposal; 2,157,403 shares voted against the proposal; and 14,204 shares abstained from voting on the proposal. There were no broker non-votes on the proposal.

3. Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory, non-binding basis, the compensation paid to the named executive officers of the Company, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 28, 2024 relating to the Annual Meeting. 64,656,343 shares voted for the proposal; 2,225,660 shares voted against the proposal; and 27,830 shares abstained from voting on the proposal. There were 3,695,473 broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL FINANCIAL HOLDINGS INC.

By:	/s/ Gregory M. Woods
Name: Gregory M. Woods
Title: Secretary

Dated: May 10, 2024